THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH WARRANT OR SHARES UNDERLYING THE WARRANTS NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT

PRIME SUN POWER INC.

COMMON STOCK PURCHASE WARRANT “A-1”

Number of Shares: 8,022,980	Holder: Arimathea Limited

Original Issue Date: May 10, 2008

Expiration Date: May 10, 2018

Exercise Price per Share: U.S. $1.62

Prime Sun Power Inc., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, ARIMATHEA LIMITED, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Eight Million Twenty-Two Thousand Nine Hundred and Eighty (8,022,980) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $.0001 par value (the “Common Stock”), of the Company at a price of one dollar and sixty two cents ($1.62) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at such dates as set forth in Section 5 hereof (such dates, the “Vesting Dates”) and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on May 9, 2018 (the “Expiration Date”), and subject to the following terms and conditions:

1.   Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.   Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with federal and state securities laws. This Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the Securities Act afforded by Regulation S thereunder, and the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person except as provided in Regulation S). “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.   Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of the Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.         Registration of Transfers and Exchange of Warrants.

a.   Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 13. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.   This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 13 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5.      Exercise of Warrants.

a.  This Warrant shall vest and become exercisable upon the attainment of the terms and conditions set forth on Exhibit A.

b.  Upon surrender of this Warrant with the Form of Election to Purchase attached hereto on Exhibit B, duly completed and signed to the Company, at its address set forth in Section 13, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

c.   A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

d.   This Warrant shall be exercisable at any time after the Vesting Dates and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

e.   (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

f.   The holder of this Warrant agrees not to exercise this Warrant for a period of twelve (12) months. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

6.   Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

7.   Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative, provided however, that no adjustment of the number of shares of Common Stock or other securities shall occur unless and until such cumulative adjustment shall equal twenty percent (20%) of the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant:

a.   Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, consolidation or other similar event affecting the number of outstanding shares of stock or securities.

b.   Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof, as determined at the sole discretion of such holder, at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.   Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d.   The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the exercise price per share of the Warrant. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the current exercise price per share of the Warrant, other than Excluded Securities, then the current exercise price per share for the Warrant shall be reduced to such lower price per share. Such reduction shall be made at the time such transaction is executed. “Excluded Securities” means Company shares reserved for employee and consultant stock options and compensatory equity incentive programs, stock grants made in connection with debt or equity financing, and stock, options, warrants, convertible instruments and any other securities issued in connection with the mergers and acquisitions of companies or assets.

8.   Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.   Sale or Merger of the Company. Upon a Change in Control, the restrictions contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event or any and all Term. For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10.  Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11.  Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12. Registration of Shares.

(a) Inclusion on Registration Statement. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to the Warrant Holder as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer the Warrant Holder the opportunity to register such number of shares of Common Stock as the Warrant Holder may request. The Warrant Holder shall so advise the Company in writing within 10 business days after the date on which the Company's notice is so given, setting forth the number of shares of Common Stock for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Warrant Holder to be included in the registration for such offering to include such Common Stock in such offering on the same terms and conditions as any similar securities of the Company included therein. The right of the Warrant Holder to registration pursuant to this Section 12 in connection with an underwritten offering by the Company shall, unless the Company otherwise assents, be conditioned upon the Warrant Holder's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company that either because of (a) the kind of securities that the Company, the Warrant Holders and any other persons or entities intend to include in such offering or (b) the size of the offering that the Company, the Warrant Holders and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Common Stock requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Common Stock to be registered and offered for the accounts of holders shall be reduced pro rata on the basis of the number of securities requested by such holders to be registered and offered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Company, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities) and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Common Stock to be included in such registration and offering shall be reduced as described in clause (i) above or (y) if such actions would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Common Stock requested to be included would have on such offering, such Common Stock will be excluded entirely from such registration and offering. Any Common Stock excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Company, be transferred in a public distribution prior to the earlier of ninety (90) days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or ninety (90) days after the date the holders of such stock are notified of such exclusion.

(b) Requirement of filing a Registration Statement. At any time after the date hereof, the Warrant Holder shall have the right to require the Company to prepare and file one registration statement with the U.S. Securities and Exchange Commission, which shall cover all of the shares of the Common Stock underlying this Warrant. The Company shall:

(i)   prepare and file with the Securities and Exchange Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale or distribution of such Common Stock in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; and

(ii)  prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days or such shorter period as shall terminate when the distribution of all Common Stock covered by such registration statement shall have terminated and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Warrant Holder.

13.  Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Prime Sun Power Inc.
14 Wall Street,
20th Floor,
New York, NY 10005
212-618-1306

If to the Warrant Holder:

Arimathea Limited
c/o Wilton Group
22 Athol Street
Douglas
Isle of Man IM1 1JA

14.  Miscellaneous.

a.   This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b.   Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c.   THE PARTIES HERETO AGREE THAT THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. ALL PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WAIVE AND FOREVER RELINQUISH THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS WARRANT, ANY CONDUCT, ACT OR OMISSION OF ANY OTHER PARTY HERETO. THE COMPANY AND THE WARRANT HOLDER EACH HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING WHICH ARISES OUT OF OR RELATES TO THIS WARRANT AGREE THAT ANY ACTION INSTITUTED UNDER THIS WARRANT SHALL BE BROUGHT ONLY IN SUCH COURTS.

d.   The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e.   In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.   The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated and agreed by the Warrant Holder.

PRIME SUN POWER INC., a Nevada corporation

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

WARRANT HOLDER:

ARIMATHEA LIMITED

By:
Name:
Title:

EXHIBIT A

All of the Warrant Shares shall vest and become exercisable upon the closing of the first acquisition by the Company of equity securities, assets, license or strategic alliance with an operating enterprise by the Company that shall be utilized as the basis for commencing the Company’s new business model.

EXHIBIT B

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Prime Sun Power Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.0001 par value, of Prime Sun Power Inc., and encloses the Warrant and $1.62 for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated: _______________	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant